UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 10, 2005


                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-14036                                           43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 WEST 11TH STREET, KANSAS CITY, MISSOURI                         64105
(Address of principal executive offices)                          (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 2, 2005, the Board of Directors (the "DST Board") of DST Systems, Inc. ("DST" or the "Company") approved the DST Systems, Inc. 2005 Equity Incentive Plan (the "Employee Plan") and the DST Systems, Inc. 2005 Non-Employee Directors' Award Plan (the "Directors' Plan"), in each case, subject to stockholder approval. At the Annual Meeting of Stockholders of DST on May 10, 2005, stockholders approved the Employee Plan and the Directors' Plan. These plans became effective as of May 10, 2005. The Employee Plan amends, restates and renames the DST Systems, Inc. 1995 Stock Option and Performance Award Plan ("1995 Plan"). The Directors' Plan will replace the component of the 1995 Plan that provided for equity awards to directors who are not employees of DST or any affiliate ("Non-Employee Directors"). The descriptions of certain material terms of the Employee Plan and the Directors' Plan set forth below are subject to the specific provisions in the full text of such plans, which are attached as Exhibits 10.1 and 10.2, respectively.

DST SYSTEMS, INC. 2005 EQUITY INCENTIVE PLAN

     The term of the Employee Plan is from May 10, 2005 through May 9, 2015. Eligible participants in the Employee Plan are employees, prospective employees and consultants to DST or an affiliate. The Compensation Committee (the
"Committee") of the DST Board, which is made up entirely of independent directors, or another committee of the DST Board that meets specified independence criteria, will administer this plan. The Committee may interpret and administer the Employee Plan, establish, amend, suspend or waive any rules relating to the Employee Plan, and make any other determination and take any other action that may be necessary or advisable for administration of the Employee Plan. Except as otherwise expressly provided in the Employee Plan, all determinations, designations, interpretations, and other decisions of the Committee are final, conclusive and binding.

     Subject to adjustment as provided in the Employee Plan, the number of shares of common stock reserved for delivery under this plan is the sum of 4,000,000 shares, plus the number of shares remaining under the 1995 Plan as of May 10, 2005 which are not subject to outstanding awards under the 1995 Plan and not delivered out the shares reserved under the 1995 Plan, plus shares that become available under the 1995 Plan after May 10, 2005 pursuant to forfeiture, termination, lapse or satisfaction of an award in cash or property other than shares of common stock, application as payment for an award, or, except with respect to restricted stock, to satisfy tax withholding, plus any shares of common stock required to satisfy substitute awards.

     Subject to limits set forth in the Employee Plan, the Committee determines the size of awards. The Committee may grant Shares of DST common stock, Dividend Equivalents, Options (including Non-Qualified Stock Options and Incentive Stock Options), Stock Appreciation Rights, Limited Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, Deferred Stock, Annual Incentive Awards, Service Awards and Substitute Awards (each as defined in the Employee Plan), any or all of which may be made contingent on continued employment and/or achievement of performance-based criteria. The Employee Plan sets forth a list of performance criteria, one or more of which may be applied to awards. The Committee may adjust any award downward in its discretion. In addition, the Committee may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual non-recurring gain or loss. Performance-based awards may be paid in cash, shares, or the equivalent value in any other form of award allowed in the Employee Plan, or any combination thereof, as determined by the Committee.

     The maximum number of shares with respect to which an individual may be granted awards in one year is 800,000. The maximum cash award payout for which an individual may be granted an award in any year is 600% of his or her base salary (up to $1,000,000 of base salary). Vesting is determined by the Committee at the time of grant, except that time-based restrictions on Restricted Stock shall remain in effect at least until the third anniversary of the grant date (subject to acceleration if the Committee allows in the event of death, disability, change in control, constructive termination of employment or termination of employment by DST other than for cause). Grantees may elect to or may be required to defer receipt of cash awards or delivery of stock awards on terms and conditions established by the Committee. Unless otherwise provided in an agreement governing an award made under the Employee Plan, all awards other than Service Awards become fully vested on a Change in Control (as defined in the Employee Plan). In addition, if there is a Change in Control, the Committee may provide for the cash-out of any award, adjust the award as appropriate to reflect the Change in Control, or cause the award to be assumed by the survivor or a Substitute Award to be granted by the survivor. Unless otherwise determined by the Committee, awards granted under the Employee Plan are not transferable except by will or the laws of descent and distribution. The Committee will have sole discretion to permit the transfer of an award to certain family members specified in the Employee Plan.

     The DST Board may amend or terminate the Employee Plan, without stockholder approval unless stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which DST common stock is traded. However, unless permitted by the Employee Plan or the terms of the award, no amendment or termination may materially adversely affect any outstanding award without the grantee's consent.

     In the event a stock dividend, stock split, reorganization, recapitalization, spin-off, or other similar event affects shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Employee Plan, then the Committee may (among other actions and subject to certain exceptions) adjust the number and type of shares available under the Employee Plan, the number and type of shares subject to outstanding awards and the exercise price of outstanding stock options and other awards.

     The above description of the Employee Plan is qualified in its entirety by reference to the terms of the Employee Plan attached hereto as Exhibit 10.1.

DST SYSTEMS, INC. 2005 NON-EMPLOYEE DIRECTORS' AWARD PLAN

     The term of the Directors' Plan is from May 10, 2005 through May 9, 2015. Eligible participants in the Directors' Plan are Non-Employee Directors. The full DST Board will administer the Directors' Plan, provided that any determination under this plan with respect to a particular Non-Employee Director will be determined by a vote of the majority of the members of the DST Board excluding such Non-Employee Director. The DST Board may interpret and administer the Directors' Plan, establish, amend, suspend or waive any rules relating to the Directors' Plan, and make any other determination and take any other action that may be necessary or advisable for administration of this plan. Except as otherwise expressly provided in the Directors' Plan, all determinations, designations, interpretations, and other decisions of the DST Board are final, conclusive and binding. All determinations of the DST Board shall be made by a majority of its members, excluding any director with respect to whom the determination is being made.

     Subject to adjustment as provided in the Directors' Plan, the number of shares of common stock reserved for delivery under this plan is the sum of 300,000 shares plus any shares of common stock required to satisfy Substitute Awards (as defined in the Directors' Plan).

     Subject to limits set forth in the Directors' Plan, the DST Board determines the size of awards. Non-Employee Directors may receive Shares of DST common stock, Dividend Equivalents, Options (non-qualified stock options), Restricted Stock, Restricted Stock Units, Deferred Stock and Substitute Awards (each as defined in the Directors' Plan), any or all of which may be made contingent on continued service on the DST Board and/or achievement of performance-based criteria.

     Vesting is determined by the full DST Board at the time of grant, except that time-based restrictions on Restricted Stock shall remain in effect at least until the third anniversary of the grant date with accelerated vesting in certain limited circumstances.

     The DST Board may amend or terminate the Directors' Plan, without stockholder approval unless stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which DST common stock is traded. However, unless permitted by the Directors' Plan or the terms of the award, no amendment or termination may materially adversely affect any outstanding award without the grantee's consent.

     In the event a stock dividend, stock split, reorganization, recapitalization, spin-off, or other similar event affects shares such that the DST Board determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Directors' Plan, then the DST Board may adjust the number and type of shares available under the Directors' Plan or subject to outstanding grants, and, subject to various limits set forth in the Directors' Plan, the exercise price of outstanding stock options and other awards.

     The above description of the Directors' Plan is qualified in its entirety by reference to the terms of the Directors' Plan attached hereto as Exhibit 10.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C). EXHIBITS.

EXHIBIT
NUMBER              DESCRIPTION
-------------       ------------------------------------------------------------
10.1                DST Systems, Inc. 2005 Equity Incentive Plan

10.2                DST Systems, Inc. 2005 Non-Employee Directors' Award Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of May, 2005.


                                     DST SYSTEMS, INC.


                                     By:  /s/ Randall D. Young
                                          -------------------------------------
                                     Name:  Randall D. Young
                                     Title:  Vice President and General Counsel

                                  EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------------       ------------------------------------------------------------
10.1                DST Systems, Inc. 2005 Equity Incentive Plan

10.2                DST Systems, Inc. 2005 Non-Employee Directors' Award Plan